EXHIBIT 99.1
News Release                                                            CONTACT:
                                                                        -------
                                                              Richard W. Edwards
                                                         Chief Financial Officer
                                                           Phone: (919) 645-6404
FOR IMMEDIATE RELEASE                         Email: redwards@capitalbank-nc.com


                   Capital Bank Corporation Reports Increased
                              Third Quarter Profits

RALEIGH, N.C. - October 21, 2004 - Capital Bank Corporation (Nasdaq: CBKN), the parent company of Capital Bank, today reported an increase in net income for the third quarter 2004 compared to prior year. Profit for the quarter was $1,650,000 or $.24 per fully diluted share compared to a loss of $2,143,000 or $.32 per fully diluted share in the third quarter of 2003. For the nine months ended September 30, 2004, net income was $3,921,000 or $.57 per fully diluted share compared to a loss of $577,000 or $.09 per fully diluted share for the first nine months of 2003.

Commenting on the company's results, Grant Yarber, President and CEO, stated, "We continue to concentrate our efforts on responsibly growing loans and the balance sheet while improving margins, and providing an incredible community banking experience for our loyal customers. We are proud of the progress the Company has made during 2004 and are excited about the growth prospects for the remainder of 2004 and 2005. Early in 2004, we embarked on a strategy to streamline our operations, improve our margin on earning assets and strategically divest banking offices in our Northern region. Meanwhile, we expanded our presence in the higher growth areas of the Triangle, Triad and Western North Carolina regions. In the second and third quarters, we opened new banking offices in Wake Forest, Greensboro and a third location in Asheville. All are exceeding our expectations to date."

The provision for loan losses was $268,000 and $4,963,000 for the quarters ended September 30, 2004 and 2003, respectively. For the nine months ended September 30, 2004, the provision for loan losses was $681,000 compared to $8,259,000 for the same period of 2003. Net charge-offs for the nine months ended September 30, 2004 were $972,000 or .20% of average loans compared to $5,547,000 or 1.17% of average loans for the nine months ended September 30, 2003. The significant declines in the provision expense and net charge-offs are the result of credit issues reported during the second and third quarters of last year. In addition, as discussed following, approximately $199 thousand of the current quarter charge-offs relate to loans which are anticipated to be sold in the fourth quarter. The allowance for loan losses at September 30, 2004 was 1.79% of total loans excluding loans held for sale and 137% of nonperforming loans.

Third quarter 2004 results include two significant non-recurring transactions. First, the Company completed the previously announced sale of our Northern Region branches in Warrenton, Seaboard and Woodland to other financial institutions in September. The Company sold approximately $40 million of deposits and $13 million of loans, as well as other assets, in the sale of the three branches. A pre-tax gain of $1,130,000 was recognized on the sale which is included in non-interest income. The after-tax gain was approximately $.10 per share for the quarter and the nine months ended September 30, 2004.

                                    **more**

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


Second, in October, the Company entered into an agreement to sell a portfolio of approximately $19 million mortgage loans. The portfolio will be sold in November and includes approximately $460 thousand of nonperforming mortgage loans. In conjunction with this anticipated sale, the loans were reclassified to available for sale as of September 30 and a loss of $354,000 was recorded in non-interest income. Also, a charge-off of $199,000 associated with these loans was taken in the third quarter. The sale reduced third quarter and year to date earnings by $.03 per share.

Net interest income increased from 2003 levels for both the quarter and the nine months ended September 30, 2004, increasing by $748,000 and $1,341,000, respectively. The company's net interest margin increased compared to second quarter 2004 by 17 basis points to 3.31% in third quarter 2004. For the nine months ended September 30, 2004 and 2003, the net interest margin was 3.22% and 3.03%, respectively. The recent increases in short-term interest rates helped contribute to the increased margin as the company's assets, principally variable rate loans, repriced faster and more significantly than its liabilities.

Mortgage production, a large component of non-interest income, was impacted by industry wide lower origination volumes caused by higher mortgage interest rates. The company's non-interest income for both the three months and nine months ended September 30, 2004 declined compared to the comparable period of 2003, largely due to declines in mortgage income and securities gains realized in 2003, offset by the one-time gain items noted previously. Non-interest income was $2,280,000 for the third quarter of 2004 and $5,425,000 for the nine months ended September 30, 2004 versus $3,080,000 and $8,424,000 for the comparable periods of 2003. "We have rebuilt and implemented new systems for our mortgage division, and hired over 10 new loan consultants during the quarter" said Grant Yarber. "With new leadership, additional loan production consultants, products and processes, we anticipate an increase in mortgage revenues and profitability."

Non-interest expense was $6,179,000 for the three months and $17,886,000 for the nine months ended September 2004 compared to $7,593,000 and $19,318,000, respectively, for the same periods of 2003. Personnel expense, the largest component of non-interest expense, declined in both periods as a result of declines in commissions on mortgage production offset by increased salary expense from newly hired associates, including the new banking offices opened.

Total consolidated assets on September 30, 2004 were $875.7 million. The loan portfolio showed continued growth during the quarter increasing $13 million or 7.9% annualized, excluding loans sold in the branch sale. For the nine months ended September 30, 2004, loan growth, excluding the branch sale, was $44 million or 9.4% annualized. Both increases were from internal growth and reflected the improvement in the company's operations during 2004. The company's equity, excluding comprehensive income, increased during the quarter and, accordingly, the company continues to be well capitalized under regulatory capital guidelines.

Capital Bank Corporation, headquartered in Raleigh, N.C., with more than $875 million in total assets, offers a broad range of financial services. Capital Bank operates 20 banking offices in Raleigh (4), Sanford (3), Burlington (2), Asheville (3), Cary (2), Oxford, Wake Forest, Hickory, Greensboro, Graham and Siler City. The company's website is http://www.capitalbank-nc.com.

Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission, including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Capital Bank Corporation does not undertake a duty to update any forward looking statements in this press release.


                                                        Capital Bank Corporation
                                                         Summary of Operations
                                                  (000's omitted except per share data)

                                              Three Months         Three Months              Nine Months           Nine Months
                                                 Ended                 Ended                    Ended                 Ended
                                          September 30, 2004    September 30, 2003       September 30, 2004    September 30, 2003
                                          ------------------    ------------------       ------------------    ------------------s
Interest income                                $ 10,796               $ 10,023                $ 31,190               $ 30,335
Interest expense                                  4,107                  4,082                  12,001                 12,487
                                               --------               --------                --------               --------
    Net interest income                           6,689                  5,941                  19,189                 17,848
Provision for loan losses                           268                  4,963                     681                  8,259
                                               --------               --------                --------               --------
    Net interest income after                     6,421                    978                  18,508                  9,589
     provision for loan losses
Non-interest income                               2,280                  3,080                   5,425                  8,424
Non-interest expense                              6,179                  7,593                  17,886                 19,318
                                               --------               --------                --------               --------
    Income before taxes                           2,522                 (3,535)                  6,047                 (1,305)
Income tax expense (benefit)                        872                 (1,392)                  2,126                   (728)
                                               --------               --------                --------               --------
    Net income                                 $  1,650               $ (2,143)               $  3,921               $   (577)
                                               ========               ========                ========               ========

Income per share - basic                       $   0.25               $  (0.32)               $   0.58               $  (0.09)
                                               ========               ========                ========               ========

Income per share - fully diluted               $   0.24               $  (0.32)               $   0.57               $  (0.09)
                                               ========               ========                ========               ========


                                         End of Period Balances
                                  (000's omitted except per share data)

                                                          2004                            2003
                                       --------------------------------------     --------------------------
                                       September 30     June 30      March 31     December 31   September 30
                                       ------------     -------      --------     -----------   ------------
Assets                                   $875,713      $885,754      $891,703      $857,734      $871,780
Loans                                     657,359       657,537       642,407       625,945       637,745
Investment securities                     154,694       150,340       159,349       165,913       166,940
Deposits                                  647,037       671,796       678,817       629,619       656,030
Shareholders' equity                       76,370        72,615        75,440        72,923        70,776

Book value per share                        11.58         11.03         11.48         11.15         10.88
Allowance for loan losses                  11,322        11,417        11,221        11,613        12,100
Net charge-offs                               363           101           508           476         2,315
Nonperforming assets                        9,088         7,130         6,893         8,988         5,722
Net charge-offs as a percent of
    average loans (annualized)               0.22%         0.06%         0.32%         0.30%         1.43%
Allowance for loan losses as a
    percent of total loans *                 1.72%         1.74%         1.75%         1.86%         1.90%
Nonperforming assets as a percent of
    total assets                             1.04%         0.80%         0.77%         1.05%         0.66%
Net interest margin ** (annualized)          3.31%         3.14%         3.19%         3.18%         2.97%


* Includes loans held for sale
** On a Fully Taxable Equivalent basis


                                            Quarterly Results
                                  (000's omitted except per share data)

Net income (loss)                              $ 1,650     $   891     $ 1,380     $ 1,571      $(2,143)

Income (loss) per share - basic                   0.25        0.13        0.21        0.24        (0.32)
Income (loss) per share - fully diluted           0.24        0.13        0.20        0.24        (0.32)

Weighted average shares outstanding:
Basic                                            6,720       6,709       6,689       6,607        6,592
Fully diluted                                    6,883       6,883       6,887       6,795        6,780



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



CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
September 30, 2004 and December 31, 2003
                                                               September 30,   December 31,
ASSETS                                                             2004           2003         Changes        % Change
------------------------------------------------------------------------------------------    ---------      ----------
                           (In thousands)                               (Unaudited)
Cash and due from banks:
     Interest-earning                                           $   1,999      $     569      $   1,430            251%
     Non-interest-earning                                          21,308         21,839           (531)            -2%
Federal funds sold and short term investments                       1,001          3,202         (2,201)           -69%
Investment securities - available for sale, at fair value         149,714        165,913        (16,199)           -10%
Investment securities - held to maturity, at amortized cost         4,980           --            4,980            n/a
Loans-net of unearned income and deferred fees                    657,359        625,945         31,414              5%
Allowance for loan losses                                         (11,322)       (11,613)           291             -3%
                                                                ---------      ---------      ---------      ---------
        Net loans                                                 646,037        614,332         31,705              5%
                                                                ---------      ---------      ---------      ---------
Premises and equipment, net                                        14,892         14,190            702              5%
Bank owned life insurance                                           9,921          9,429            492              5%
Deposit premium and goodwill, net                                  13,124         14,530         (1,406)           -10%
Deferred tax assets                                                 6,221          6,492           (271)            -4%
Other assets                                                        6,516          7,238           (722)           -10%
                                                                ---------      ---------      ---------      ---------

            Total assets                                        $ 875,713      $ 857,734      $  17,979              2%
                                                                =========      =========      =========      =========

LIABILITIES
Deposits:
     Demand, non-interest bearing                               $  58,240      $  58,350      $    (110)             0%
     Savings, money market accounts and interest checking         206,346        200,452          5,894              3%
     Time deposits                                                382,451        370,817         11,634              3%
                                                                ---------      ---------      ---------      ---------
        Total deposits                                            647,037        629,619         17,418              3%
                                                                ---------      ---------      ---------      ---------
Repurchase agreements and federal funds purchased                  20,012         11,014          8,998             82%
Borrowings                                                        101,388        114,591        (13,203)           -12%
Subordinated debentures                                            20,620         20,620           --                0%
Other liabilities                                                  10,286          8,967          1,319             15%
                                                                ---------      ---------      ---------      ---------
            Total liabilities                                     799,343        784,811         14,532              2%
                                                                ---------      ---------      ---------      ---------

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
     6,594,338 and 6,541,495 issued and outstanding as of
     2004 and 2003, respectively                                   67,897         67,381            516              1%
Retained earnings                                                   8,098          5,165          2,933             57%
Accumulated other comprehensive income                                375            377             (2)            -1%
                                                                ---------      ---------      ---------      ---------
            Total stockholders' equity                             76,370         72,923          3,447              5%
                                                                ---------      ---------      ---------      ---------
            Total liabilities and stockholders' equity          $ 875,713      $ 857,734      $  17,979              2%
                                                                =========      =========      =========      =========


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



CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Nine Months Ended September 30, 2004 and 2003
                                                                     2004             2003           Changes      % Change
---------------------------------------------------------------------------------------------      -----------    --------
                           (In thousands)                                 (Unaudited)

Interest income:
     Loans and loan fees                                         $    26,205      $    25,927      $       278         1%
     Investment securities                                             4,867            4,244              623        15%
     Federal funds and other interest income                             118              164              (46)      -28%
                                                                 -----------      -----------      -----------      ----
         Total interest income                                        31,190           30,335              855         3%
                                                                 -----------      -----------      -----------      ----

Interest expense:
     Deposits                                                          8,746            9,263             (517)       -6%
     Borrowings and repurchase agreements                              3,255            3,224               31         1%
                                                                 -----------      -----------      -----------      ----
         Total interest expense                                       12,001         12,487 #             (486)       -4%
                                                                 -----------      -----------      -----------      ----
         Net interest income                                          19,189           17,848            1,341         8%
     Provision for loan losses                                           681            8,259           (7,578)      -92%
                                                                 -----------      -----------      -----------      ----
         Net interest income after provision for loan losses          18,508            9,589            8,919        93%
                                                                 -----------      -----------      -----------      ----

Noninterest income:
     Deposit service charges and other fees                            2,250            2,154               96         4%
     Mortgage banking revenues                                         1,007            4,271           (3,264)      -76%
     Net gain on sale of securities                                       14              442             (428)      -97%
     Gain on sale of branches                                          1,130             --              1,130       n/a
     Loss on sale of mortgage loan portfolio                            (354)            --               (354)      n/a
     Other noninterest income                                          1,378            1,557             (179)      -11%
                                                                 -----------      -----------      -----------      ----
         Total noninterest income                                      5,425            8,424           (2,999)      -36%
                                                                 -----------      -----------      -----------      ----

Noninterest expenses:
     Salaries and employee benefits                                    9,033           11,098           (2,065)      -19%
     Occupancy                                                         1,778            1,640              138         8%
     Furniture and equipment                                           1,286            1,075              211        20%
     Data processing                                                     835              866              (31)       -4%
     Advertising                                                         650              572               78        14%
     Amortization of deposit premiums                                    187              233              (46)      -20%
     Other expenses                                                    4,117            3,834              283         7%
                                                                 -----------      -----------      -----------      ----
         Total noninterest expenses                                   17,886           19,318           (1,432)       -7%
                                                                 -----------      -----------      -----------      ----
            Net income before tax expense                              6,047           (1,305)           7,352       n/a
     Income tax expense                                                2,126             (728)           2,854       n/a
                                                                 -----------      -----------      -----------      ----

            Net income                                           $     3,921      $      (577)     $     4,498       n/a
                                                                 ===========      ===========      ===========      ====
Earnings per share - basic                                       $      0.58      $     (0.09)     $      0.67       n/a
                                                                 ===========      ===========      ===========      ====
Earnings per share - diluted                                     $      0.57      $     (0.09)     $      0.66       n/a
                                                                 ===========      ===========      ===========      ====

Weighted Average Shares:
Basic                                                              6,706,018        6,668,006           38,012         1%
                                                                 ===========      ===========      ===========      ====
Fully Diluted                                                      6,884,400        6,668,006          216,394         3%
                                                                 ===========      ===========      ===========      ====


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



CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended September 30, 2004 and 2003
                                                                      2004             2003             Changes       % Change
-----------------------------------------------------------------------------------------------       -----------     --------
                              (In thousands)                              (Unaudited)
Interest income:
     Loans and loan fees                                          $     9,162       $     8,726       $       436          5%
     Investment securities                                              1,597             1,260               337         27%
     Federal funds and other interest income                               37                37              --            0%
                                                                  -----------       -----------       -----------       ----
         Total interest income                                         10,796            10,023               773          8%
                                                                  -----------       -----------       -----------       ----

Interest expense:
     Deposits                                                           2,971             3,033               (62)        -2%
     Borrowings and repurchase agreements                               1,136             1,049                87          8%
                                                                  -----------       -----------       -----------       ----
         Total interest expense                                         4,107             4,082                25          1%
                                                                  -----------       -----------       -----------       ----
         Net interest income                                            6,689             5,941               748         13%
     Provision for loan losses                                            268             4,963            (4,695)       -95%
                                                                  -----------       -----------       -----------       ----
         Net interest income after provision for loan losses            6,421               978             5,443        557%
                                                                  -----------       -----------       -----------       ----

Noninterest income:
     Service charges and other fees                                       755               752                 3          0%
     Mortgage banking revenues                                            305             1,768            (1,463)       -83%
     Net gain on sale of securities                                         1              --                   1        n/a
     Gain on sale of branches                                           1,130              --               1,130        n/a
     Loss on sale of mortgage loan portfolio                             (354)             --                (354)       n/a
     Other noninterest income                                             443               560              (117)       -21%
                                                                  -----------       -----------       -----------       ----
         Total noninterest income                                       2,280             3,080              (800)       -26%
                                                                  -----------       -----------       -----------       ----

Noninterest expenses:
     Salaries and employee benefits                                     3,130             4,434            (1,304)       -29%
     Occupancy                                                            624               580                44          8%
     Furniture and equipment                                              447               346               101         29%
     Data processing                                                      212               278               (66)       -24%
     Advertising                                                          226               192                34         18%
     Amortization of deposit premiums                                      61                79               (18)       -23%
     Other expenses                                                     1,479             1,684              (205)       -12%
                                                                  -----------       -----------       -----------       ----
         Total noninterest expenses                                     6,179             7,593            (1,414)       -19%
                                                                  -----------       -----------       -----------       ----
            Net income before tax expense                               2,522            (3,535)            6,057        n/a
     Income tax expense                                                   872            (1,392)            2,264        n/a
                                                                  -----------       -----------       -----------       ----

            Net income                                            $     1,650       $    (2,143)      $     3,793        n/a
                                                                  ===========       ===========       ===========       ====

Earnings per share - basic                                        $      0.25       $     (0.32)      $      0.57        n/a
                                                                  ===========       ===========       ===========       ====
Earnings per share - diluted                                      $      0.24       $     (0.32)      $      0.56        n/a
                                                                  ===========       ===========       ===========       ====

Weighted Average Shares Used for EPS
Basic                                                               6,720,211         6,591,699           128,512          2%
                                                                  ===========       ===========       ===========       ====
Fully Diluted                                                       6,883,322         6,591,699           291,623          4%
                                                                  ===========       ===========       ===========       ====


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


                                                       Capital Bank Corporation
                                                           Average Balances
                                                            (In thousands)

                         September 30, 2004   June 30, 2004    March 31, 2004   December 31, 2003  September 30, 2003
                         ------------------   -------------    --------------   -----------------  ------------------
Total Assets                  $884,853          $878,083          $870,473          $873,162          $883,521
Investments                    152,648           153,479           163,248           164,875           160,257
Loans (Gross)                  660,628           652,074           629,264           635,871           649,240
Total Earning Assets           823,299           818,849           806,401           811,448           821,895
Deposits                       608,200           666,862           645,032           652,454           670,661
Equity                          74,444            74,301            74,479            71,884            73,853




                                                  Capital Bank Corporation
                                                    Nonperforming Assets
                                                       (In thousands)

                                              September 30, 2004            June 30, 2004                   March 31, 2004
                                       ----------------------------  -----------------------------   -----------------------------
                                                          As a                           As a                            As a
                                                       percent of                      percent of                      percent of
                                            Total      total assets        Total      total assets       Total        total assets
                                       --------------  ------------  --------------  --------------  --------------  -------------
Commercial and
  Commercial Real Estate               $       4,401         0.50%   $        3,740         0.42%    $        3,339         0.37%
Consumer                                         151         0.02%              247         0.03%               252         0.03%
Equity Lines                                     363         0.04%              314         0.04%               326         0.04%
Construction                                   1,314         0.15%              580         0.07%               580         0.07%
Mortgage                                       2,034         0.23%            1,837         0.21%             1,980         0.22%
                                       -------------   -----------   --------------   -----------    --------------   -----------
  Total Nonperforming Loans                    8,263         0.94%            6,718         0.77%             6,477         0.73%
Other Real Estate Owned                          825         0.09%              412         0.05%               416         0.05%
                                       -------------   -----------   --------------   -----------    --------------   -----------
  Total Nonperforming Assets           $       9,088         1.03%   $        7,130         0.82%    $        6,893         0.78%
                                       =============   ===========   ==============   ===========    ==============   ===========

Total Assets                           $     875,713                 $      885,754                  $      891,703
                                       =============                 ==============                  ==============

Allowance for Loan Losses as a
  Percent of Nonperforming Loans                137%                           170%                            173%
                                       =============                 ==============                   ============

                                             December 31, 2003              September 30, 2003
                                        -----------------------------  -----------------------------
                                                            As a                           As a
                                                         percent of                     percent of
                                            Total       total assets       Total       total assets
                                        -------------   ------------   -------------   ------------
Commercial and
  Commercial Real Estate                $       3,766          0.44%   $       2,210          0.25%
Consumer                                          258          0.03%             128          0.01%
Equity Lines                                      271          0.03%             223          0.03%
Construction                                    1,444          0.17%             872          0.10%
Mortgage                                        2,271          0.26%           1,626          0.19%
                                        -------------   ------------   -------------   ------------
  Total Nonperforming Loans                     8,010          0.93%           5,059          0.58%
Other Real Estate Owned                           978          0.11%             663          0.08%
                                        -------------   ------------   -------------   ------------
  Total Nonperforming Assets            $       8,988          1.04%   $       5,722          0.66%
                                        =============   ============   =============   ============

Total Assets                            $     857,734                  $     871,780
                                        =============                  =============

Allowance for Loan Losses as a
  Percent of Nonperforming Loans                 145%                           239%
                                        =============                  =============


Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned.


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